UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2026

VILLAGE FARMS INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Ontario	001-38783	98-1007671
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Colonial Parkway
Lake Mary, Florida		32746
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 936-1190

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	VFF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

On October 19, 2026, Village Farms International, Inc. (the “Company”) entered into an employment agreement (the “Employment Agreement”), effective as of October 16, 2026, with Stephen C. Ruffini, establishing the terms of Mr. Ruffini’s employment as the Company’s Executive Vice President, Mergers & Acquisitions.

Pursuant to the Employment Agreement, Mr. Ruffini will receive an annualized base salary of US$400,000, subject to periodic review, and is eligible for a discretionary annual bonus for fiscal year 2026 with a target opportunity of up to 50% of base salary. He is also eligible for awards under the Company’s Amended and Restated Share-Based Compensation Plan, with a fiscal year 2026 target opportunity of up to 30% of base salary.

Mr. Ruffini is entitled to Company-paid term life and disability insurance and is eligible to participate in the Company’s employee benefit plans and programs applicable to the Company’s employees and executives generally.

The Employment Agreement provides for a term ending May 31, 2028, unless terminated earlier in accordance with its terms. The Employment Agreement contains a termination clause whereby if Mr. Ruffini is terminated without cause, if he resigns for good reason, including in connection with a change in control, or if the term expires, he will receive continued base salary for 18 months after his last day of employment, subject to his execution of a release of claims. Upon termination for any reason, his equity awards will be governed by the applicable plan and award agreements.

Mr. Ruffini is subject to confidentiality and invention-assignment covenants. He is also subject to non-competition and non-solicitation covenants that apply during employment and during the salary continuation period. The Employment Agreement also provides for indemnification to the fullest extent permitted by law.

The Employment Agreement will be filed as an exhibit to the Form 10-Q for the quarter ending September 30, 2026.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Village Farms International, Inc.

Date:	October 22, 2026	By:	/s/ Stephen C. Ruffini
Name: Stephen C. Ruffini Title: Head of Mergers and Acquisitions, Corporate Secretary & Executive Vice President